Securities Act Registration No. 333-187668
Investment Company Act Reg. No. 818-22819

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933☒

Pre-Effective Amendment No. 1     [X]
Post-Effective Amendment No. ____     [   ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940☒

Amendment No. 1     [X]
(Check appropriate box or boxes.)

ETFis Series Trust I
(Exact Name of Registrant as Specified in Charter)

317 Madison Avenue, Suite 920, New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

(212) 593-4383
(Registrant’s Telephone Number, including Area Code)

ETFis Series Trust I
c/o Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808
(Name and Address of Agent for Service)

with a copy to:

Jeffrey T. Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 W. Fourth Street
Winston-Salem, NC 27101
Phone: (336) 607-7512
Fax: (336) 734-2608

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS | December 31, 2013

MANA CORE EQUITY ENHANCED DIVIDEND INCOME FUND
(TICKER: MANA)

a series of the
ETFIS SERIES TRUST I

The Trust is an exchange-traded fund (“ETF”).  Shares of the Fund are listed on the NYSE Arca and trade at market prices.
The market price for a Fund’s shares may be different from its net asset value per share (the “NAV”).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK RETURN SUMMARY INFORMATION	3
INVESTMENT OBJECTIVE	3
FEES AND EXPENSES OF THE FUND	3
PORTFOLIO TURNOVER	3
PRINCIPAL INVESTMENT STRATEGY	4
PRINCIPAL RISKS	5
PERFORMANCE INFORMATION	9
MANAGEMENT OF THE FUND	9
PURCHASE AND SALE OF FUND SHARES	9
TAX INFORMATION	9
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	9
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS	10
OVERVIEW	10
INVESTMENT OBJECTIVE	10
PRINCIPAL INVESTMENT STRATEGY	10
PRINCIPAL RISKS OF THE FUND	11
ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT STRATEGY AND RISKS	15
MANAGEMENT OF THE FUND	16
INVESTMENT ADVISER	16
INVESTMENT SUB-ADVISER	17
PORTFOLIO MANAGER	17
BOARD OF TRUSTEES	18
FUND ADMINISTRATOR, CUSTODIAN, ACCOUNTANT AND TRANSFER AGENT	18
DISTRIBUTOR	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
LEGAL COUNSEL	18
EXPENSES OF THE FUND	18
INVESTING IN THE FUND	18
DISTRIBUTION AND SERVICE PLAN	18
DETERMINATION OF NET ASSET VALUE	18
INDICATIVE INTRA-DAY VALUE	19
PREMIUM/DISCOUNT INFORMATION	20
FREQUENT TRADING	20
DISTRIBUTIONS	20
FEDERAL INCOME TAXES	21
TAX TREATMENT OF THE FUND	21
TAX TREATMENT OF FUND SHAREHOLDERS	21
SALES OF SHARES	22
CREATION UNIT ISSUES AND REDEMPTIONS	22
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS	23
OTHER INFORMATION	23
FINANCIAL HIGHLIGHTS	23

2

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Mana Core Equity Enhanced Dividend Income Fund (Ticker: MANA) (the “Fund”) seeks long-term capital appreciation and income primarily through purchases and short sales of U.S. and international equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund (“Shares”).  Most investors will incur customary brokerage commissions when buying or selling Shares of the Fund, which are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee1	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses2	0.00%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses3	0.93%

(1)
The Fund’s management fees consist of a fee of 0.075% paid to Etfis Capital LLC, the Fund’s investment adviser (the “Adviser”) and a fee of 0.775% paid to Manna ETFs Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”).

(2)	Expenses are based on estimated amounts for the current fiscal year.

(3)
The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$98	$306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

3

PRINCIPAL INVESTMENT STRATEGY

To achieve its investment objective, the Fund will normally invest up to 100% of its net assets in a portfolio of U.S. common stocks or exchange traded funds (“ETFs”) selected by the Sub-Adviser to reflect a broad spectrum (i.e., positions in companies of different market capitalizations) of the U.S. equity market (the “Core Position”).  The Fund also expects to invest in a portfolio that may contain U.S. and non-U.S. common stocks, American Depositary Receipts (“ADRs”), participatory notes, or other securities listed on U.S. or non-U.S. exchanges or traded over-the-counter that the Sub-Adviser expects to generate dividend income to the Fund (the “Dividend Position”).  The Fund also expects to sell short a portfolio of common stocks, index- or sector-based ETF’s, other investment companies, index- or sector-based futures contracts or other securities that trade on U.S. and non-U.S. exchanges selected for the purpose of hedging against country or currency risk associated with the investments in the Dividend Position, or because the Sub-Adviser believes they are likely to underperform the market or lose value in the near term (the “Short Position”).

The Fund intends, but is not required, to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.  The Fund will normally target a Core Position of 100% of the Fund’s net assets, a Dividend Position of 30% of the Fund’s net assets and a Short Position of 30% of the fund’s net assets, but may vary from these targets.

The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specific index.  Instead, the Fund uses an active investment strategy in an effort to meet its investment objective.

Core Position

The Sub-Adviser will typically seek to invest the Core Position in a portfolio of ETFs and common stocks selected by the Sub-Adviser to reflect a broad spectrum (i.e., positions in companies of different market capitalizations) of the U.S. equity market.  The Core Position may invest in the common stock of issuers of any market capitalization and there are no requirements as to the number of securities in the Core Position.

Dividend Position

The Sub-Adviser will seek to maximize the level of dividend income generated by the Dividend Position by investing up to 30% of the Fund’s net assets in U.S. and non-U.S. securities that the Sub-Adviser expects to generate dividend income.  To participate in non-U.S. developed or emerging markets, the Fund may invest in equity securities, ADRs, participatory notes, and other securities listed on U.S. or non-U.S. exchanges or traded over-the-counter.

In implementing the Dividend Position, the Sub-Adviser also expects to participate in special dividend situations and to engage in dividend capture trading.  Special dividend situations may include those where issuers decide to return large cash balances to shareholders as one-time dividend payments (e.g., due to a restructuring or recent strong operating performance).  Other special dividends may arise in a variety of situations.  In a dividend capture trade, the Fund sells a stock on or after the stock’s dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold.  Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock.  Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period.  For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold-only strategy.

Short Position

The Fund expects to establish short positions, representing up to 30% of the Fund’s net assets, in a portfolio of common stocks, index- or sector-based ETF’s, other investment companies, index- or sector-based futures contracts or other securities that trade on U.S. and non-U.S. exchanges selected by the Sub-Adviser for the purpose of hedging against country or currency risks associated with the investments in the Dividend Position in an attempt to establish, between the Dividend Position and the Short Position, a market neutral position with respect to the countries and currency in which the Dividend Position is invested.  The Fund may also sell short securities that the Sub-Adviser believes are likely to underperform the market or lose value in the near term.  To implement the Short Position, the Sub-Adviser expects to typically sell short a portfolio of equities, index- or sector-based ETF’s, other investment companies, exchange traded notes (“ETNs”) and other exchange traded products (“ETPs”), index- or sector-based futures contracts or other securities that trade on U.S. and non-U.S. exchanges.  To participate in non-U.S. developed or emerging markets, the Fund may invest in ETFs, ADRs, futures contracts and other securities listed on U.S. or non-U.S. exchanges or traded over-the-counter that are intended to track the non-U.S. equity markets or market sectors in which the Sub-Adviser seeks exposure.  The proceeds from the Short Position (i.e., cash received from selling securities short) will typically be used to fund the acquisition of the Fund’s investments in the Dividend Position.

4

As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other investment companies.  Portfolio turnover is a ratio that indicates how often the securities in an investment company’s portfolio change during a year.  A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

Under normal circumstances, the Fund will invest not less than 80% of the value of its net assets in equity securities that have paid a dividend in the prior 12 calendar months or that the Adviser believes are reasonably likely to pay a dividend in the 12 calendar months following the Fund's acquisition of the security.

The Fund is a “fund of funds”.  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as other ETFs and other investment companies.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

Market Risk

Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Sub-Adviser’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.  Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Management Style Risk

The net asset value (“NAV”) of the Fund’s Shares changes daily based on the performance of the securities in which it invests.  The ability of the Fund to meet its investment objective is directly related to the ability of the Sub-Adviser to accurately measure market risk and appropriately react to current and developing market trends.  There is no guarantee that the Sub-Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results.  If the Sub-Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Equity Risk

The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Sub-Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Risks Related to Investments in Exchange Traded Funds

Risks Related to “Fund of Funds” Structure.  The Fund may invest in (or short) ETFs, ETNs and other ETPs.  Through its positions in ETFs, ETNs and ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held by an ETF, ETN or ETP could decrease (or increase).  In addition, certain ETFs, ETPs or ETNs may hold common portfolio positions, thereby reducing any diversification benefits.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund may not acquire Shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers optimal.

5

Since the Fund is a “fund of funds”, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price.  The market value of an ETF’s shares may differ from its NAV.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests may incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance.

Sampling Risk.  The ETFs in which the Fund invests may utilize a representative sampling approach to track their respective underlying indices.  ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index.  Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Short Sales Risk

To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  The price at such time may be higher or lower than the price at which the security was sold by the Fund.  If the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.  The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.  The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These expenses negatively impact the performance of the Fund.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

Foreign Securities Risk

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws.  Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Additional information about foreign securities risk can be found in the Fund’s statement of additional information (“SAI”).

6

Currency Risk

Foreign securities are normally denominated and traded in foreign currencies, and exchange rates for currencies fluctuate daily. As a result, the value of the Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. and exchange rate fluctuations may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. The Fund may, but is not required to, hedge against currency risk, such as through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract.  Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Fund to close out a position if the trading market becomes illiquid.  There can be no assurance that any currency hedging transactions will be successful, and the Fund may suffer losses from these transactions.

ADR Risk

ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. Additionally, certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. In addition, holders of unsponsored ADRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such ADRs in respect of the deposited securities. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading.

Participatory Notes

Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities, including, without limitation, the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Emerging Markets Risk

Investments in emerging markets, which include Africa, Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines.  The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries.  The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures.  Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment.  Significant risks of war and terrorism currently affect some emerging market countries.

Fluctuation of NAV; Unit Premiums and Discounts

The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings.  The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded.  It cannot be predicted whether Shares will trade below, at or above their NAV.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time.  The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility.  While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV.  If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

7

Leverage Risk

Leverage is investment exposure which exceeds the initial amount invested.  When the Fund invests the proceeds received from selling securities short in additional securities (long positions), or borrows money for investment purposes, the Fund will become leveraged. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce a high return on an investment. The Fund will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to the Fund. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

Costs of Buying or Selling Shares

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker.  Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.  In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price).  This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”.  The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity.  Further, increased market volatility may cause increased bid/ask spreads.  Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Large Capitalization Companies Risk

Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small and Medium Capitalization Companies Risk

The Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization).  Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies.  The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.  Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures.  Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.  The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Absence of Prior Active Market Risk

Although the Shares in the Fund are approved for listing on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund.  As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

New Adviser and Sub-Adviser Risk

Although the executives and members of the advisory staff of the Adviser have extensive experience in managing investments for clients including corporations, non-taxable entities, investment companies and other business and private accounts, the Adviser is a newly formed entity and recently registered as an investment adviser, which may limit the Adviser’s effectiveness.  Additionally, although the Sub-Adviser’s principal and the Fund’s sole Portfolio Manager, Kevin Shacknofsky, has been a portfolio manager for mutual funds and has managed investment accounts for institutional investors, non-taxable entities and other businesses in the past, the Sub-Adviser is newly formed and recently registered as an investment adviser and has no prior investment management experience, which may limit the Sub-Adviser’s effectiveness.

8

Risks Related to Portfolio Turnover

As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses.  High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.  If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.  See “Federal Income Tax Matters”.

PERFORMANCE INFORMATION

The Fund is new and therefore does not have a performance history for a full calendar year.  Performance information for the Fund will be provided once it has annual returns for a full calendar year.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  It may perform better or worse in the future.

MANAGEMENT OF THE FUND

Etfis Capital LLC is the Fund’s Adviser.  The Adviser has engaged Manna ETFs Management LLC, the Fund’s Sub-Adviser, to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board.

Kevin Shacknofsky, founder and chief executive officer of the Sub-Adviser, has served as portfolio manager for the Fund since the inception of the Fund’s operations.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”).  The Fund’s Creation Units may be issued and redeemed, principally in-kind for securities included in the Fund, only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Distributor.  Retail investors may acquire Shares on the Exchange through a broker-dealer.  Shares of the Fund will trade at market price rather than NAV.  As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or the Sub-Adviser may pay the intermediary for the sale of Fund Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS

OVERVIEW

The Trust is an investment company consisting of separate investment portfolios, or “series”, that are exchange-traded funds (“ETFs”).  ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices.  ETFs, such as the Fund, allow you to buy or sell shares that represent the collective performance of a selected group of securities.  ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional fund investing.

This Prospectus provides the information you need to make an informed decision about investing in the Mana Core Equity Enhanced Dividend Income Fund (the “Fund”).  It contains important facts about the Trust as a whole and the Fund in particular.  Whether the Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives.  The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Etfis Capital LLC (the “Adviser”) is the investment adviser to the Fund, and Manna ETFs Management LLC is the investment Sub-Adviser to the Fund (the “Sub-Adviser”).

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and income primarily through purchases and short sales of U.S. and international equity securities.

PRINCIPAL INVESTMENT STRATEGY

To achieve its investment objective, the Fund will normally invest up to 100% of its net assets in a portfolio of U.S. common stocks or exchange traded funds (“ETFs”) selected by the Sub-Adviser to reflect a broad spectrum (i.e., positions in companies of different market capitalizations) of the U.S. equity market (the “Core Position”).  The Fund also expects to invest in a portfolio that may contain U.S. and non-U.S. common stocks, American Depositary Receipts (“ADRs”), participatory notes, or other securities listed on U.S. or non-U.S. exchanges or traded over-the-counter that Manna ETFs Management LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”) expects to generate dividend income to the Fund (the “Dividend Position”).  The Fund also expects to sell short a portfolio of common stocks, index- or sector-based ETF’s, other investment companies, index- or sector-based futures contracts or other securities that trade on U.S. and non-U.S. exchanges selected for the purpose of hedging against country or currency risk associated with the investments in the Dividend Position, or because the Sub-Adviser believes they are likely to underperform the market or lose value in the near term (the “Short Position”).

The Fund intends, but is not required, to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.  The Fund will normally target a Core Position of 100% of the Fund’s net assets, a Dividend Position of 30% of the Fund’s net assets and a Short Position of 30% of the fund’s net assets, but may vary from these targets.

The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specific index.  Instead, the Fund uses an active investment strategy in an effort to meet its investment objective.

Core Position

The Sub-Adviser will typically seek to invest the Core Position in a portfolio of ETFs and common stocks selected by the Sub-Adviser to reflect a broad spectrum (i.e., positions in companies of different market capitalizations) of the U.S. equity market.  The Core Position may invest in the common stock of issuers of any market capitalization and there are no requirements as to the number of securities in the Core Position.

Dividend Position

The Sub-Adviser will seek to maximize the level of dividend income generated by the Dividend Position by investing up to 30% of the Fund’s net assets in U.S. and non-U.S. securities that the Sub-Adviser expects to generate dividend income.  To participate in non-U.S. developed or emerging markets, the Fund may invest in equity securities, ADRs, participatory notes, and other securities listed on U.S. or non-U.S. exchanges or traded over-the-counter.

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In implementing the Dividend Position, the Sub-Adviser also expects to participate in special dividend situations and to engage in dividend capture trading.  Special dividend situations may include those where issuers decide to return large cash balances to shareholders as one-time dividend payments (e.g., due to a restructuring or recent strong operating performance).  Other special dividends may arise in a variety of situations.  In a dividend capture trade, the Fund sells a stock on or after the stock’s dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold.  Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock.  Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period.  For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold-only strategy.

Short Position

The Fund expects to establish short positions, representing up to 30% of the Fund’s net assets, in a portfolio of common stocks, index- or sector-based ETF’s, other investment companies, index- or sector-based futures contracts or other securities that trade on U.S. and non-U.S. exchanges selected by the Sub-Adviser for the purpose of hedging against country or currency risks associated with the investments in the Dividend Position in an attempt to establish, between the Dividend Position and the Short Position, a market neutral position with respect to the countries and currency in which the Dividend Position is invested.  The Fund may also sell short securities that the Sub-Adviser believes are likely to underperform the market or lose value in the near term.  To implement the Short Position, the Sub-Adviser expects to typically sell short a portfolio of equities, index- or sector-based ETF’s, other investment companies, exchange traded notes (“ETNs”) and other exchange traded products (“ETPs”), index- or sector-based futures contracts or other securities that trade on U.S. and non-U.S. exchanges.  To participate in non-U.S. developed or emerging markets, the Fund may invest in ETFs, ADRs, futures contracts and other securities listed on U.S. or non-U.S. exchanges or traded over-the-counter that are intended to track the non-U.S. equity markets or market sectors in which the Sub-Adviser seeks exposure.  The proceeds from the Short Position (i.e., cash received from selling securities short) will typically be used to fund the acquisition of the Fund’s investments in the Dividend Position.

As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other investment companies.  Portfolio turnover is a ratio that indicates how often the securities in an investment company’s portfolio change during a year.  A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

Under normal circumstances, the Fund will invest not less than 80% of the value of its net assets in equity securities that have paid a dividend in the prior 12 calendar months or that the Adviser believes are reasonably likely to pay a dividend in the 12 calendar months following the Fund's acquisition of the security.

The Fund is a “fund of funds”.  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as other ETFs and other investment companies.

PRINCIPAL RISKS OF THE FUND

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

Market Risk

Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Sub-Adviser’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.  Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Management Style Risk

The net asset value (“NAV”) of the Fund’s Shares changes daily based on the performance of the securities in which it invests.  The ability of the Fund to meet its investment objective is directly related to the ability of the Sub-Adviser to accurately measure market risk and appropriately react to current and developing market trends.  There is no guarantee that the Sub-Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results.  If the Sub-Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

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Equity Risk

The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Sub-Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Risks Related to Investments in Exchange Traded Funds

Risks Related to “Fund of Funds” Structure.  The Fund may invest in (or short) ETFs, exchange traded notes (“ETNs”) and other exchange traded products (“ETPs”).  Through its positions in ETFs, ETNs and ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held by an ETF, ETN or ETP could decrease (or increase).  In addition, certain of the ETFs, ETPs, or ETNs may hold common portfolio positions, thereby reducing any diversification benefits.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers optimal.

Since the Fund is a “fund of funds”, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price.  The market value of an ETF’s shares may differ from its NAV.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests may incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance.

Sampling Risk.  The ETFs in which the Fund invests may utilize a representative sampling approach to track their respective underlying indices.  ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index.  Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Short Sales Risk

To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  The price at such time may be higher or lower than the price at which the security was sold by the Fund.  If the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.  The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.  The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These expenses negatively impact the performance of the Fund.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

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Foreign Securities Risk

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws.  Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Additional information about foreign securities risk can be found in the Fund’s statement of additional information (“SAI”).

Currency Risk

Foreign securities are normally denominated and traded in foreign currencies, and exchange rates for currencies fluctuate daily.  As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. and exchange rate fluctuations may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. The Fund may, but is not required to, hedge against currency risk, such as through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract.  Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Fund to close out a position if the trading market becomes illiquid.  There can be no assurance that any currency hedging transactions will be successful, and the Fund may suffer losses from these transactions.

ADR Risk

ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  Additionally, certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.  In addition, holders of unsponsored ADRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such ADRs in respect of the deposited securities.  The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading.  As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading.

Participatory Notes

Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities, including, without limitation, the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

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Emerging Markets Risk

Investments in emerging markets, which include Africa, Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines.  The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries.  The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures.  Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment.  Significant risks of war and terrorism currently affect some emerging market countries.

Fluctuation of NAV; Unit Premiums and Discounts

The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings.  The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded.  It cannot be predicted whether Shares will trade below, at or above their NAV.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time.  The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility.  While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV.  If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Leverage Risk

Leverage is investment exposure which exceeds the initial amount invested.  When the Fund invests the proceeds received from selling securities short in additional securities (long positions), or borrows money for investment purposes, the Fund will become leveraged.  The loss on a leveraged investment may far exceed the Fund’s principal amount invested.  Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.  The Fund cannot guarantee that the use of leverage will produce a high return on an investment.  The Fund will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to the Fund. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk.  The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

Costs of Buying or Selling Shares

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker.  Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.  In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price).  This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”.  The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity.  Further, increased market volatility may cause increased bid/ask spreads.  Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Large Capitalization Companies Risk

Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Small and Medium Capitalization Companies Risk

The Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization).  Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies.  The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.  Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures.  Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.  The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Absence of Prior Active Market Risk

Although the Shares in the Fund are approved for listing on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund.  As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

New Adviser and Sub-Adviser Risk

Although the executives and members of the advisory staff of the Adviser have extensive experience in managing investments for clients including corporations, non-taxable entities, investment companies and other business and private accounts, the Adviser is a newly formed entity and recently registered as an investment adviser, which may limit the Adviser’s effectiveness.  Additionally, although the Sub-Adviser’s principal and the Fund’s sole Portfolio Manager, Kevin Shacknofsky, has been a portfolio manager for mutual funds and has managed investment accounts for institutional investors, non-taxable entities and other businesses in the past, the Sub-Adviser is newly formed and recently registered as an investment adviser and has no prior investment management experience, which may limit the Sub-Adviser’s effectiveness.

Risks Related to Portfolio Turnover

As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other investment companies.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses.  High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.  If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.  Additionally, the use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and may limit the Fund’s ability to meet certain holding period requirements for dividends that it receives to qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code (the “Code”).  As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.  See “Federal Income Tax Matters”.

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT STRATEGY AND RISKS

The investment objective of the Fund may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ notice to the shareholders.  Certain fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”) under “Investment Restrictions”.

The Fund may invest in any type of ETF, including index based ETFs, sector based ETFs, and fixed-income ETFs.  The Fund may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof.  However, due to legal limitations, the Fund will be prevented from purchasing more than 3% of an ETF’s outstanding shares unless: (i) the ETF or the Fund have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

While the Fund’s primary focus is investment in equity securities and short sales of securities, the Fund has flexibility to invest in other types of securities when the Sub-Adviser believes they offer more attractive opportunities or to meet liquidity, redemption, and short-term investing needs.  Additionally, the Sub-Adviser may purchase securities, sell securities short or establish other positions in an attempt to hedge against conditions or risks in addition to than those discussed above.

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Temporary Defensive Positions

In certain adverse market, economic, political, or other conditions, the Fund may temporarily depart from its normal investment policies and strategy, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund.  At such times, the Fund may hold little or no short positions or the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time.  To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  Under normal circumstances, however, the Fund may also hold money market instruments and/or shares of other investment companies for various reasons including to provide for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for the Fund’s operating expenses.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

Risk of Investments in ETPs

ETPs in which a Fund invests may not be able to replicate the performance of the indices or sectors they track because the total return generated by the securities will be reduced by transaction costs incurred by the ETP (e.g., brokerage fees incurred in rebalancing an ETF).  In addition, the ETPs in which a Fund invests are subject to expenses not reflected in the performance of their respective index, industry or sector (e.g., management fee).  In addition, certain securities comprising the indices tracked by the ETPs may, from time to time, temporarily be unavailable, which may further impede the ETPs’ ability to track their applicable indices.

Risk of Investments in ETNs

ETNs in which the Fund may invest are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying assets.

Redeeming Risk

Shares in the Fund may be redeemed only in Creation Units.  Shares may not be redeemed in fractional Creation Units.  Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Fund.  These entities are referred to as “Authorized Participants”.  All other persons or entities transacting in Shares must do so in the secondary market.

Early Closing Risk

An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

Liquidity Risk

Trading in Shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.  In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.  There can be no assurance that the requirements necessary to maintain the listing of the Fund’s Shares will continue to be met or will remain unchanged.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s Adviser is Etfis Capital LLC, 317 Madison Avenue, Suite 920, New York, NY 10017.  The Adviser serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund.  Subject to the authority of the Board, the Adviser provides guidance, oversight and supervision of the Sub-Adviser’s daily management of the Fund’s assets.

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The Adviser was organized as a Delaware limited liability company in August 2013.  The Adviser has served as the investment adviser of the Fund since the inception of the Fund’s operations.  Although the Adviser only recently commenced operations, the executives and members of the advisory staff of the Adviser have extensive experience in managing investments for clients including corporations, non-taxable entities, investment companies and other business and private accounts.

Adviser Compensation.  The Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.075% of the Fund’s average daily net assets.  The Fund has not paid any advisory fees to the Adviser as of the date of this Prospectus.

The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board.

INVESTMENT SUB-ADVISER

The Fund’s Sub-Adviser is Manna ETFs Management LLC, 96 Taymil Road, New Rochelle, NY 10804.  The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Trust on behalf of the Fund as approved by the Trustees.  The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

The Sub-Adviser was organized as a Delaware limited liability company in February 2013.  The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations.  The Sub-Adviser is controlled by Kevin Shacknofsky, its founder and chief executive officer.  While the Sub-Adviser was only recently organized, Mr. Shacknofsky has been managing investments for clients, including mutual funds, individuals, institutional investors, non-taxable entities and other business and private accounts, since 2003.

In addition to providing investment advisory services to the Fund, under the Sub-Advisory Agreement, the Sub-Adviser also provides certain operational services for the Fund including, without limitation, the following: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains certain of the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Sub-Adviser Compensation.  As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of  0.775% of the Fund’s average daily net assets.   In consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all expenses of the Fund, except brokerage and other transaction expenses; taxes; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; extraordinary legal fees or expenses, such as those for litigation or arbitration; and the advisory fee payable to the Adviser hereunder.

PORTFOLIO MANAGER

Kevin Shacknofsky, founder and chief executive officer of the Sub-Adviser, has served as portfolio manager for the Fund since the inception of the Fund’s operations.  The portfolio manager is primarily responsible for the day-to-day management of the Fund.

Mr. Shacknofsky founded the Sub-Adviser in February 2013 and current serves as the Portfolio Manager of the Fund.  From 2003 through 2013, Mr. Shacknofsky worked at Alpine Capital Wood Investors as Co-Portfolio Manager of the Dynamic Divided Series of Funds, where he was responsible for managing as much as $6 Billion in total assets under management.  Mr. Shacknofsky has an MBA from Columbia Business School, where he graduated Beta Gamma Sigma, and a Bachelor of Business from the University of Technology Sydney, where he majored in Accounting and Finance.

Additional Information.  Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Shares of the Fund is available in the SAI.

Disclosure Regarding Advisory Agreement Approval.  A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements and investment sub-advisory agreements for the Fund will be available in the Fund’s first semi-annual report.  You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

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BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on September 20, 2012.  The Board supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

FUND ADMINISTRATOR, CUSTODIAN, ACCOUNTANT AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Accountant, Custodian and Transfer Agent.

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), BNY Mellon serves as Administrator for the Fund.  Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust.  In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.  BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR

ETF Distributors LLC, 317 Madison Avenue, Suite 920, New York, NY 10017 serves as the Distributor of Creation Units for the Fund on an agency basis.  The Distributor does not maintain a secondary market in Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP serves as the independent registered public accounting firm for the Trust and the Fund.

LEGAL COUNSEL

Kilpatrick Townsend & Stockton LLP, 1001 W. Fourth Street, Winston-Salem, NC, 27101, serves as counsel to the Trust.

EXPENSES OF THE FUND

The Fund pays all expenses not assumed by the Sub-Adviser.  General Trust expenses that are allocated among and charged to the assets of the Fund are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act.  In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services.  No Rule 12b-1 fees are currently paid by the Fund and there are no current plans to impose these fees.  However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.  The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding.  Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets.  Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities.  The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board.  In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded.  Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Trust’s Fair Value Pricing Committee at fair value as determined in good faith under policies approved by the Board.  Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation.  Pursuant to policies adopted by the Board, the Adviser consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing.  The Adviser is responsible for notifying the Board (or a committee thereof) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.  If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or Shares from redemptions or purchases of Fund Shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures and the prices used to determine the Fund’s Indicative Intra-Day Value (“IIV”), which could result in the market prices for Shares deviating from NAV.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  The Board monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.  If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Fund’s Shares may change on days when you will not be able to purchase or redeem Shares.  Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Fund’s Shares may change on days when you will not be able to purchase or redeem Shares.

The NAV is determined as of the close of regular trading on the Exchange normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business.  Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

An independent third party calculator calculates the IIV for the Fund during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of that Fund.  “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities.  The IIV will be calculated based on the same portfolio holdings disclosed on the Trust’s website.

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The Fund provides the independent third party calculator with information to calculate the IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV.  The Fund makes no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website at www.mannaetfs.com.

FREQUENT TRADING

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (“market timing”).  In determining not to adopt market timing policies and procedures, the Board noted that, unlike traditional mutual funds, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s Shares occurs on the secondary market.  Because secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.  With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades.  To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective.  However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV.  The Fund also imposes transaction fees on purchases and redemptions of Creation Units that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of Creation Units.  Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures.  The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund’s Shares.  The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund.  In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually.  Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Shares of the Fund.

As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments.  The Fund pays out substantially all of its net earnings to its shareholders as “distributions”.

The Fund typically earns income dividends from stocks and interest from debt securities.  These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income.  The Fund realizes capital gains or losses whenever it sells securities.  Net capital gains are distributed to shareholders as “capital gain distributions”.

Net investment income and net capital gains are typically distributed to shareholders at least annually.  Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Code.  In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital.  You will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

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FEDERAL INCOME TAXES

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund.  The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.  In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business.  This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules.  Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

TAX TREATMENT OF THE FUND

The Fund, as well as any future series of the Trust, is treated as a separate corporate entity under the Code, and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies.  Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

The Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

There is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  There is also a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, a remedy of a failure of the source-of-income requirement exists, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

TAX TREATMENT OF FUND SHAREHOLDERS

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Fund’s SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund Shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid in cash or reinvested in additional Fund Shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates.  Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund Shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

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Distributions resulting from the sale of foreign currencies and foreign securities by the Fund, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss.  If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income.  However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

In general, a shareholder who sells or redeems Fund Shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund Shares.  An exchange of Shares is treated as a sale and any gain may be subject to tax.

Regulated investment companies must report cost basis information to the IRS on Form 1099-B for any sale of regulated investment company shares acquired after January 1, 2012 (“Covered Shares”).  Regulated investment companies must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder.  Average Cost, which is the investment company industry standard, has been selected as the Fund’s default cost basis calculation method.  If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election.  IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation.  Non-covered shares are regulated investment company shares that were acquired prior to the effective date of January 1, 2012.  Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered regulated investment company shares.  Non-covered shares will be redeemed first.

As with all investment companies, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of the Fund Shares are treated appropriately on their income tax returns.

SALES OF SHARES

Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

CREATION UNIT ISSUANCES AND REDEMPTIONS

On an issuance of Shares of the Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue).  On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption).  However, the IRS might assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss.  However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

For a more detailed tax discussion regarding an investment in the Fund, please see the section of the SAI entitled “Taxation”.

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FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Sub-Adviser maintains a website for the Fund at www.mannaetfs.com.  The website for the Fund contains the following information, on a per-Share basis, for the Fund: (1) the prior Business Day’s NAV; (2) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter).  In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Fund will disclose on its website (www.mannaetfs.com) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the NYSE Arca.  The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective.  The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

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Privacy Notice

FACTS	WHAT DOES ETFIS SERIES TRUST I DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
▪     Social Security number
▪     Assets
▪     Retirement Assets
▪     Transaction History
▪     Checking Account Information
▪     Purchase History
▪     Account Balances
▪     Account Transactions
▪     Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ETFis Series Trust I chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ETFis Series Trust I share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (212) 593-4383

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Who we are
Who is providing this notice?	ETFis Series Trust I
What we do
How does ETFis Series Trust I protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does ETFis Series Trust I collect my personal information?
We collect your personal information, for example, when you:
▪     Open an account
▪     Provide account information
▪     Give us your contact information
▪     Make deposits or withdrawals from your account
▪     Make a wire transfer
▪     Tell us where to send the money
▪     Show your government-issued ID
▪     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
▪     Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪     Affiliates from using your information to market to you
▪     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.
▪     Etfis Capital LLC, the investment adviser to ETFis Series Trust I, and ETF Distributors, the principal underwriter for the ETFis Series Trust I, could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ ETFis Series Trust I does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ ETFis Series Trust I does not jointly market.

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ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund and the Shares, the following documents are available free upon request:

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI.  The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling the Adviser at (212) 593-4383.  You can also access and download the annual and semi-annual reports and the SAI without charge at the Fund’s website: www.mannaetfs.com.

To obtain other information and for shareholder inquiries:

By telephone:	(212) 593-4383
By mail:	Mana Core Equity Enhanced Dividend Income Fund
ETFis Series Trust I
317 Madison Avenue, Suite 920
New York, NY 10017
On the Internet:	SEC Edgar database: http://www.sec.gov; or www.mannaetfs.com

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address.  This process, known as “Householding”, is used for most required shareholder mailings.  (It does not apply to confirmations of transactions and account statements, however.)  You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund.  You may also request that Householding be eliminated from all your required mailings.

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C.  You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov.  Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus and you should not rely on any other information.  Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus.  This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

ETFis Series Trust I: Investment Company Act file number 811-22819

26

STATEMENT OF ADDITIONAL INFORMATION

MANA CORE EQUITY ENHANCED DIVIDEND INCOME FUND (MANA)

December 31, 2013

a series of the

ETFis Series Trust I
317 Madison Avenue, Suite 920
New York, NY 10017
Telephone: (212) 593-4383

APPENDIX A - SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Mana Core Equity Enhanced Dividend Income Fund (Ticker: MANA) (the “Fund”) dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.  No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.  The SAI does not constitute an offer to sell securities.

Audited financial statements are not presented for the Fund since the Fund is newly formed and had not yet commenced operations as of the date of this SAI. You may obtain a copy of the Fund’s Annual Report at no charge by request to the Fund at the address or phone number noted below.

A copy of the Prospectus for the Fund may be obtained, without charge, by calling (212) 593-4383 or visiting www.mannaetfs.com, or writing to the Trust, c/o ETF Distributors LLC, 317 Madison Avenue, Suite 920, New York, NY 10017 (the “Distributor”).

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of one investment portfolio, Mana Core Equity Enhanced Dividend Income Fund (Ticker: MANA) (the “Fund”).  Other portfolios may be added to the Trust in the future. The shares of the Fund are referred to herein as “Fund Shares” or “Shares”.  The offering of Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund is managed by Etfis Capital LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the SEC since October 2013 and is owned and controlled by ETF Issuer Solutions, Inc., a Delaware corporation, and its principals, Matthew B. Brown and William J. Smalley.

The Fund offers and issues Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”).  Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component.  Creation Units are aggregations of 50,000 Shares of the Fund and are available only to certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Distributor.  In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

EXCHANGE LISTING AND TRADING

Fund Shares trade on the NYSE Arca (the “Exchange”) at market prices that may be below, at, or above NAV.  There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met.  The Exchange will consider the suspension of trading and delisting of the Shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the intra-day net asset value of the Fund is no longer calculated or available or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objectives and policies as described in the Prospectus for the Fund.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.

Exchange Traded Funds (“ETFs”). As noted in the Prospectus, the Fund may invest in (or short) ETFs, exchange traded notes (“ETNs”) and other exchange traded products (“ETPs”).  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund intends to be a short-term investor in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities.  However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if Manna ETFs Management LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”), believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its net assets fall below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Investments in ETFs and similar securities involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Money Market Mutual Funds.  In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds.  Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments.  An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person.  While investor losses in money market mutual funds have been rare, they are possible.  In addition, the Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Other Investment Companies.  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Sub-Adviser considers optimal, or cause the Sub-Adviser to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company as an alternative.  The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF or other investment company shares held by the Fund, the Fund intend to vote such shares in the same proportion as the vote of all other holders of such securities.

EQUITY SECURITIES.  The Fund may invest in equity securities, both directly and indirectly through the Fund’s investment in shares of ETFs and other investment companies, ADRs and other types of securities and instruments described in this SAI and in the Prospectus.  The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

FOREIGN SECURITIES.  The Fund may invest directly or indirectly in foreign debt or equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of American Depositary Receipts (“ADRs”) described below.  The Fund may also invest in foreign currency and foreign currency-denominated securities.  As noted in the Prospectus, investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restring ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments.  Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.  There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

Emerging Market Securities

The Fund may invest a portion of its assets in emerging markets.  An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights.  Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.  A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices.  In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions

Investments in foreign securities involve currency risk.  The Fund may engage in various transactions to hedge currency risk, but is not required to do so.  The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers.  The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities.  For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar.  If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future.  The two parties to a currency option contract are the option buyer and the option seller/writer.  The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand.  The option extends only until the stated expiration date.  The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price.  The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).  There are two types of option expirations, American-style and European-style.   American-style options can be exercised on any business day prior to the expiration date.   European-style options can be exercised at expiration only.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge.  The successful use of foreign currency transactions also depends on the ability of the Sub-Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the Sub-Adviser’s judgment will be accurate.  The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions.  Any of these factors may cause the Fund to lose money on its foreign currency transactions.

CONVERTIBLE SECURITIES. In addition to common and preferred stocks, the Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Sub-Adviser believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The price of warrants do not necessarily move parallel to the prices of their underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by its investment restrictions.

REAL ESTATE SECURITIES.  The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on  national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S.  These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

MONEY MARKET INSTRUMENTS.  The Fund may invest directly and indirectly in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements).  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Sub-Adviser’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board”), the Sub-Adviser determines the liquidity of the Fund’s investments, and through reports from the Sub-Adviser, the Board monitors investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Sub-Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  An investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES.  Within its limitations on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

DERIVATIVE INSTRUMENTS.     The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities.  Additionally, the Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

FUTURES CONTRACTS.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin”.  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market”.  The Fund seeks to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the  Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts.  Futures can be volatile instruments and involve certain risks.  If the Sub-Adviser applies a hedge in the Fund's portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund's return.  The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits and premiums required to establish such positions on the Fund's existing futures would not exceed 5% of the liquidation value of the Fund's total assets or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions determined at the time the most recent position was established does not exceed 100 percent of the liquidation value of the Fund’s total assets, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

In instances involving the purchase of futures contracts, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts, to the extent that such deposits are required under the 1940 Act.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian or broker (or an affiliate thereof) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender, to the extent such deposit is required by applicable law and/or the parties involved in the transaction.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box,” i.e., when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES.  As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities.  However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Sub-Adviser has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Sub-Adviser will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Sub-Adviser.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING.  The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes.  In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.  The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the Fund’s outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)	Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(3)	Pledge, mortgage or hypothecate its assets;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets;

(6)
Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	Invest 25% or more of its total assets in securities of issuers in any particular industry; and

(8)	Invest in commodities.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed by the Board without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and

(6)	Invest more than 15% of its net assets in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

With respect to the above fundamental investment restriction on pledging, mortgaging or hypothecating assets, any such activity to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) writing covered put or call options, (ii) the purchase of securities on a when-issued or forward commitment basis, or (iii) collateral or initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices), or options on futures contracts or indices shall not be considered pledging, mortgaging or hypothecating assets.

With respect to the above fundamental investment restriction on making loans, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction on concentration in a particular industry, (i) securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions, cash items, as such term is used in Section 3 of the 1940 Act, and investments in other registered investment companies are not considered to be issued by members of any industry, and (ii) if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

With respect to the above fundamental investment restriction on investments in commodities, the purchase or sale by the Fund of options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices or interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity shall not be considered an investment in commodities.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Fund.  The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS.  Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table.  The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 317 Madison Avenue, Suite 920, New York, NY 10017.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James Simpson (43)	Trustee	Since Inception
President, ETP Resources, LLC (2009-Present) (a financial services consulting company); Vice President, Northern Trust Securities, Inc. and Vice President, Northern Trust Global Investments (2008-2009)
				One	None.
Robert S. Tull (61)	Trustee	Since Inception	Independent Consultant (2013-present); Chief Operating Officer, Factor Advisors, LLC (2010-2013); Chief Operating Officer, GlobalShares (2009-2010)	One	None.
INTERESTED TRUSTEE*
William J. Smalley (30)	Trustee, President, Chief Executive Officer and Secretary	Since Inception
President, ETF Issuer Solutions Inc. (2012-Present); Managing Principal, ETF Distributors LLC (2012-Present); Vice President, Factor Advisors, LLC (2010-2012); Vice President, MacroMarkets, LLC (2006-2010)
				One	None.
* Mr. Smalley is an Interested Trustee because he is an employee of the Adviser.
OTHER EXECUTIVE OFFICERS
Brinton W. Frith (43)	Treasurer and Chief Financial Officer	Since Inception	Managing Director, ETF Issuer Solutions Inc. (2013-Present); President, Javelin Investment Management, LLC (2008-2013)	N/A	N/A
Matthew B. Brown (36)	Chief Compliance Officer	Since Inception	CEO, ETF Issuer Solutions Inc. (2012-Present); Managing Principal, ETF Distributors LLC (2012-Present); Director, Factor Advisors, LLC (2010-2012); SPA ETFs (2009-2010)	N/A	N/A

*	The Fund Complex consists of the Fund.

Board Structure

The Trust’s Board includes two Independent Trustees and one Interested Trustee, Mr. Smalley, who is Chairman of the Board. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee because, among other things, the Board’s current small size and the small number of funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Adviser, the Sub-Adviser, Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee and Nominating Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

James Simpson
Mr. Simpson has experience as President of ETP Resources, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products.  He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange traded products.

Robert S. Tull
Mr. Tull has experience as a consultant to financial companies and as chief operating officer to financial services companies.  Mr. Tull has also assisted with the development of exchange traded products.

William J. Smalley	Mr. Smalley has experience in the financial industry, including the development of exchange traded products, and is a founder of the Adviser and the Distributor.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Board has established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of the Board.  The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  Because the Trust is newly formed, the Audit Committee has not yet met.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary.  Because the Trust is newly formed, the Nominating Committee has not yet met.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Beneficial Ownership of Shares of the Fund.  Because the Fund is newly organized, none of the Trustees own shares of the Fund as of the date of this SAI.

Ownership In Fund Affiliates.  As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Fund’s principal underwriter or any affiliate of the Adviser or the principal underwriter.

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust.  Each Independent Trustee receives $2,000 per year plus $1,000 per series of the Trust.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings.

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
James Simpson	$4,000	None	None	$4,000
Robert S. Tull	$4,000	None	None	$4,000
INTERESTED TRUSTEE
William J. Smalley	None	None	None	None

*
As the Trust has not completed its first full year of operations since its organization, the information provided above is the estimated compensation to be received by the Trustees for the fiscal year to end August 31, 2014.

CODES OF ETHICS.  The Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, the Sub-Adviser and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes).  The codes of ethics permit personnel of the Trust, the Adviser, the Sub-Adviser and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements.  In addition, the codes of ethics of the Trust, the Adviser, the Sub-Adviser and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM.  The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program.  The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Sub-Adviser the authority to vote proxies for the Fund, subject to oversight of the Board.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Sub-Adviser’s Proxy Voting and Disclosure Policy are included as Appendix A to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC.  Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30.  The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-866-383-7636.  This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days prior to the date of this SAI, the Fund had no shares outstanding.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management”.

ADVISER

Etfis Capital LLC, a Delaware limited liability company, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”).  The Advisory Agreement is effective for an initial two-year period and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

Pursuant to the Advisory Agreement the Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.075% of the Fund’s average daily net assets.  The Fund has not paid any advisory fees to the Adviser as of the date of this SAI.

The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board.

SUB-ADVISER

The Fund’s investment Sub-Adviser is Manna ETFs Management LLC, 96 Taymil Road, New Rochelle, NY 10804.  The Sub-Adviser serves in that capacity pursuant to an sub-advisory contract (the “Sub-Advisory Agreement”) with the Trust on behalf of the Fund as approved by the Trustees.  The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

The Sub-Adviser was organized as a Delaware limited liability company in February 2013.  The Sub-Adviser has served as the sub-adviser of the Fund since the inception of the Fund’s operations.  The Sub-Adviser is controlled by Kevin Shacknofsky, its founder and chief executive officer.  While the Sub-Adviser was only recently organized, Mr. Shacknofsky has been managing investments for clients, including mutual funds, individuals, institutional investors, non-taxable entities and other business and private accounts, since 2003.

In addition to providing investment advisory services to the Fund, under the Sub-Advisory Agreement, the Sub-Adviser also provides certain operational services for the Fund including, without limitation, the following: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains certain of the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Sub-Adviser Compensation.  As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation from the Fund at the annual rate of  0.775% of the Fund’s average daily net assets.   In consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all expenses of the Fund, except brokerage and other transaction expenses; taxes; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; extraordinary legal fees or expenses, such as those for litigation or arbitration; and the advisory fee payable to the Adviser hereunder.

PORTFOLIO MANAGER

Kevin Shacknofsky, founder and chief executive officer of the Sub-Adviser, has served as portfolio manager for the Fund since the inception of the Fund’s operations.  The portfolio manager is primarily responsible for the day-to-day management of the Fund.

Kevin Shacknofsky founded the Sub-Adviser in February 2013 and current serves as the Portfolio Manager of the Fund.  From 2003 through 2013, Mr. Shacknofsky worked at Alpine Capital Wood Investors as Co-Portfolio Manager of the Dynamic Divided Series of Funds, where he was responsible for managing as much as $6 Billion in total assets under management.  Mr. Shacknofsky has an MBA from Columbia Business School where he graduated Beta Gamma Sigma and a Bachelor of Business from the University of Technology Sydney, where he majored in Accounting and Finance.

Ownership of Fund Shares.  The table below shows the amount of Fund shares beneficially owned by each portfolio manager as of December 1, 2013, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Kevin Shacknofsky	A

Other Accounts.  As of December 1, 2013, the Fund is the only account managed by the Portfolio Manager.

Material Conflicts Of Interest

Because the portfolio manager may in the future manage multiple portfolios for multiple clients, the potential for conflicts of interest exists.  The portfolio manager may manage portfolios having substantially the same investment style as the Fund.  However, the portfolios managed by the portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others.  The portfolio manager may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  The portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, the portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio.  In addition, some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.  However, the compensation structure for portfolio manager will not generally provide incentive to favor one account over another.  There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation”, below).  In addition, current trading practices would not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation

Mr. Shacknofsky, as portfolio manager, is not compensated directly by the Fund, but rather by the Sub-Adviser, of which he is an owner and is thus entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, Mr. Shacknofsky is expected to receive increased profits as an indirect owner of the Sub-Adviser as assets of the Fund increase.

Ownership of Securities

The portfolio manager does not own any shares of the Fund.

OTHER SERVICE PROVIDERS

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT.  Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), The Bank of New York Mellon (“BNY Mellon” or the “Fund Administrator” or “Administrator”) serves as Administrator for the Fund.  BNY Mellon’s principal address is One Wall Street, New York, New York 10286.  Under the Administration Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund.  In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.  BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

The Fund is newly formed and has not paid any fees for administration services as of the date of this SAI.

BNY Mellon serves as custodian of Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations.  The Custodian does not exercise any supervisory function over the purchase and sale of securities.  The Adviser pays the Custodian fees out of the Adviser’s unified management fee.

BNY Mellon serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”).  The Transfer Agent has agreed to (1) issue and redeem Shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.  The Adviser pays the Transfer Agent out of the Adviser’s unified management fee.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

DISTRIBUTOR.  ETF Distributors LLC, the Distributor, is located at 317 Madison Avenue, Suite 920, New York, NY 10017. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units”.  The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act.  In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services.  No Rule 12b-1 fees are currently paid by the Fund and there are no current plans to impose these fees.  However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Adviser, Sub-Adviser or their respective affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of BBD, LLP, , 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund and prepare the Fund’s federal, state and excise tax returns. Such firm will audit the financial statements of the Fund at least once each year.  A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board and the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Sub-Adviser shall manage the Fund’s portfolio in accordance with the terms of an Investment Sub-Advisory Agreement between the Sub-Adviser and the Adviser, which is described in detail under “Management and Other Service Providers –Sub-Adviser”.

Brokerage Selection.  The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers.  In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Sub-Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Sub-Adviser considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Sub-Adviser’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Sub-Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Sub-Adviser may, however, place portfolio transactions with brokers that are affiliated with the Adviser or Sub-Adviser or that promote or sell the Fund’s shares, so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Sub-Adviser’s obligation to obtain best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Sub-Advisory Agreement, the Sub-Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Sub-Adviser to determine and track investment results; and trading systems that allow the Sub-Adviser to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Sub-Adviser may also be used by the Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Sub-Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Sub-Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Sub-Adviser in connection with the Fund.  Although such information may be a useful supplement to the Sub-Adviser’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Sub-Adviser in the performance of its services under the Investment Sub-Advisory Agreement and will not reduce the management fees payable to the Sub-Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

Aggregated Trades.  While investment decisions for the Fund are made independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser, such other advisory clients may invest in the same securities as the Fund.  To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Sub-Adviser in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Sub-Adviser believes to be equitable to the Fund and other participating investment companies or accounts.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings.  The Policy applies to all officers, employees and agents of the Fund, including the Adviser.  The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Exchange and other applicable SEC regulations, orders and no-action relief.  Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day.  This information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

The Fund will disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day.  The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day.  Online disclosure of such holdings is publicly available at no charge.  The website for the Fund is www.mannaetfs.com.

The Fund may also send a portion or all of this information to shareholders of the Fund and to investment company analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Fund’s website.

The officers of the Trust, the Adviser and/or the Sub-Adviser may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and SAI and FilePoint Edgar Services and Financial Graphic Services, Inc. (financial edgarizing, typesetting and printing firms).  The Fund, the Adviser and/or the Sub-Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund, the Adviser and/or the Sub-Adviser may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, that the Fund, the Adviser and/or the Sub-Adviser will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclosed on the Fund’s website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Fund may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Adviser and the Sub-Adviser, through their respective officers, are responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board.  The Adviser, the Sub-Adviser and the Fund’s administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

The Fund will make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at (212) 593-4383.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party and may not be calculated in the exact same manner as NAV, which is computed daily.

The Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

Although Fund provides the information used to calculate the IIV, the Fund is not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on September 20, 2012, and has authorized capital of an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only Shares of that fund may be entitled to vote on a matter affecting that particular fund.  Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants.  The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable.  The Trust reserves the right to adjust the prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through splits or reverse splits which would have no effect on the net assets of the Fund.  If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information”.

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com .

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the NYSE Arca is open for business. As of the date of the Prospectus, the NYSE Arca observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities - the “Deposit Securities” - per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash - the Cash Component - computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio managers with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -  i.e. , a “cash in lieu” amount - to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund Name	Creation Transaction Fee
Mana Core Equity Enhanced Dividend Income Fund (Ticker: MANA)	$500

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Administrator on the Business Day of the request for redemption received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time, if transmitted by mail, or by 2:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator,  i.e. , the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction, as follows:

Fund Name	Redemption Transaction Fee
Mana Core Equity Enhanced Dividend Income Fund (Ticker: MANA)	$500

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

SECURITIES SETTLEMENTS FOR CREATIONS AND REDEMPTIONS

The Fund generally intends to effect deliveries of Creation Units and Deposit Securities on a basis of “T” plus three business days. The Fund may effect deliveries of Creation Units and Deposit Securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Fund to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays, but not more than twelve calendar days. In the event that a delay in a redemption settlement cycle will extend to more than twelve calendar days, the Fund will effect a cash-in-lieu redemption to the extent necessary. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Deposit Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates of the Regular Holidays in calendar year 2014 are:

Australia
January 1	April 21	June 9	November 4
January 27	April 25	August 4	December 25
March 3	May 5	August 13	December 26
March 10	May 19	September 29
April 18	June 2	October 6

Austria
January 1	May 1	August 15	December 26
January 6	May 29	December 8	December 31
April 18	June 9	December 24
April 21	June 19	December 25

Belgium
January 1	May 29	August 15
April 18	May 30	November 11
April 21	June 9	December 25
May 1	July 21	December 26

Bermuda
January 1	July 31	December 25
April 18	August 1	December 26
May 26	September 1
June 16	November 11

Brazil
January 1	April 18	July 9	December 31
January 20	April 21	November 20
March 3	May 1	December 24
March 4	June 19	December 25

Canada
January 1	May 19	September 1	December 26
January 2	June 24	October 13
February 17	July 1	November 11
April 18	August 4	December 25

Chile
January 1	June 16	December 8
April 18	August 15	December 25
May 1	September 18	December 31
May 21	September 19

China
January 1	February 6	May 7	October 6
January 20	February 7	May 26	October 7
January 30	February 17	July 4	October 13
January 31	May 1	September 1	November 11
February 3	May 2	October 1	November 27
February 4	May 5	October 2	December 25
February 5	May 6	October 3

The Czech Republic
January 1	October 28	December 26
April 21	November 17	December 31
May 1	December 24
May 8	December 25

Denmark
January 1	May 16	December 24
April 17	May 29	December 25
April 18	June 5	December 26
April 21	June 9	December 31

Egypt
January 1	April 21	July 28	October 6
January 7	May 1	July 29
January 13	July 1	July 30
April 20	July 23	October 5

The Egyptian market is closed every Friday.

Finland
January 1	May 1	December 25
January 6	May 29	December 26
April 18	June 20	December 31
April 21	December 24

France
January 1	May 8	November 11
April 18	May 29	December 25
April 21	July 14	December 26
May 1	August 15

Germany
April 6	December 25
April 9	December 26
May 1

Greece
January 1	April 18	August 15
January 6	April 21	October 28
March 3	May 1	December 25
March 25	June 9	December 26

Hong Kong
January 1	April 21	July 1	December 24
January 30	May 1	September 9	December 25
January 31	May 6	October 1	December 26
April 18	June 2	October 2	December 31

Hungary
January 1	June 9	December 24
April 21	August 20	December 25
May 1	October 23	December 26
May 2	October 24

India
January 14	April 18	August 15	October 6
February 27	May 1	August 18	October 23
March 17	May 14	August 23	November 4
March 31	June 30	August 29	November 6
April 1	July 1	September 30	December 25
April 8	July 29	October 2
April 14	July 30	October 3

Indonesia
January 1	May 15	July 30	December 24
January 13	May 26	July 31	December 25
January 31	May 29	August 1	December 26
March 31	July 28	August 18	December 31
April 18	July 29	October 6

Ireland
January 1	May 1	October 27	December 29
March 17	May 5	December 24
April 18	June 2	December 25
April 21	August 4	December 26

Israel
March 16	May 4	September 24	October 9
April 14	May 5	September 25	October 15
April 15	June 3	September 26	October 16
April 20	June 4	October 3
April 21	August 5	October 8

The Israeli market is closed every Friday.

Italy
January 1	April 25	December 8	December 31
January 6	May 1	December 24
April 18	June 2	December 25
April 21	August 15	December 26

Japan
January 1	February 11	July 21	November 3
January 2	March 21	September 15	November 24
January 3	April 29	September 23	December 23
January 13	May 5	October 13	December 31

Luxembourg
January 1	May 1	June 23	December 25
April 18	May 29	August 15	December 26
April 21	June 9	December 24

Malaysia
January 1	February 3	June 7	October 6
January 14	May 1	July 28	October 22
January 30	May 13	July 29	October 23
January 31	May 15	July 30	October 25
February 1	May 30	September 1	December 25

The Netherlands
January 1	April 30	June 9
April 18	May 1	December 25
April 21	May 29	December 26

New Zealand
January 1	February 6	June 2
January 2	April 18	October 27
January 20	April 21	December 25
January 27	April 25	December 26

Norway
January 1	May 1	December 25
April 17	May 29	December 26
April 18	June 9	December 31
April 21	December 24

The Philippines
January 1	April 18	July 29	December 30
February 25	May 1	August 21	December 31
April 7	June 12	December 24
April 17	July 28	December 25

Poland
January 1	May 1	November 11
April 18	June 19	December 25
April 21	August 15	December 26

Portugal
January 1	April 25	June 19	December 24
March 4	May 1	August 15	December 25
April 18	June 10	December 1	December 26
April 21	June 13	December 8

Singapore
January 1	May 1	August 9	December 25
January 31	May 13	October 6
February 1	May 15	October 22
April 18	July 28	October 23

South Africa
January 1	April 28	December 16
March 21	May 1	December 25
April 18	June 16	December 26
April 21	September 24

South Korea
January 1	March 1	August 15	October 3
January 30	May 5	September 7	December 24
January 31	May 6	September 8
February 1	June 6	September 9

Spain
January 1	April 21	July 25	December 25
January 6	May 1	August 15	December 26
April 17	May 2	September 9
April 18	May 15	December 8

Sweden
January 1	May 1	December 24
January 6	May 29	December 25
April 18	June 6	December 26
April 21	June 20	December 31

Switzerland
January 1	April 21	August 1	December 25
January 2	May 1	August 15	December 26
January 6	May 29	September 11	December 31
March 19	June 9	December 8
April 18	June 19	December 24

Taiwan
January 1	January 31	May 1
January 28	February 3	September 8
January 29	February 4	October 10
January 30	February 28

Thailand
January 1	April 15	July 1	December 5
February 14	May 1	July 14	December 10
April 7	May 5	August 12
April 14	May 14	October 23

Turkey
January 1	July 28	October 3	October 28
April 23	July 29	October 6	October 29
May 19	July 30	October 7

The United Kingdom
January 1	May 5	December 25
April 18	May 26	December 26
April 21	August 25

Redemption: The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Fund.

In the calendar year 2014, the dates of regular holidays affecting the following securities markets present the worst case redemption cycle for the Fund as follows:

Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10

China	01/27/14	02/10/14	14
	01/28/14	02/11/14	14
	01/29/14	02/12/14	14
	04/28/14	05/08/14	10
	04/29/14	05/09/14	10
	04/30/14	05/12/14	12
	09/26/14	10/08/14	12
	09/29/14	10/09/14	10
	09/30/14	10/10/14	10

The Czech Republic	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10

Denmark	04/14/14	04/23/14	8
	04/15/14	04/24/14	8
	04/16/14	04/25/14	8
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10

Country	Trade Date	Settlement Date	Number of Days to Settle
Egypt	01/06/14	01/14/14	8
	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
	04/17/14	04/27/14	10
	07/21/14	07/31/14	10
	07/22/14	08/03/14	12
	07/24/14	08/04/14	11
	09/29/14	10/07/14	8
	09/30/14	10/08/14	8
	10/01/14	10/09/14	8
	10/02/14	10/12/14	10

Finland	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10

Indonesia	07/23/14	08/04/14	12
	07/24/14	08/05/14	12
	07/25/14	08/06/14	12
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	11

Ireland	12/23/14	01/02/14	10
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10

Italy	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10

Japan	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8

Malaysia	01/27/14	02/04/14	8
	01/28/14	02/05/14	8
	01/29/14	02/06/14	8
	07/23/14	07/31/14	8
	07/24/14	08/01/14	8
	07/25/14	08/04/14	10

Norway	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10

The Philippines	12/23/14	01/02/15	10
	12/26/14	01/05/15	10
	12/29/14	01/06/15	8

Portugal	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	12/31/14	8

Country	Trade Date	Settlement Date	Number of Days to Settle
South Africa	03/14/14	03/24/14	10
	03/17/14	03/25/14	8
	03/18/14	03/26/14	8
	03/19/14	03/27/14	8
	03/20/14	03/28/14	8
	04/11/14	04/22/14	9
	04/14/14	04/23/14	9
	04/15/14	04/24/14	9
	04/16/14	04/25/14	9
	04/17/14	04/29/14	12
	04/22/14	04/30/14	8
	04/23/14	05/02/14	9
	04/24/14	05/05/14	11
	04/25/14	05/06/14	11
	04/29/14	05/07/14	8
	04/30/14	05/08/14	8
	06/09/14	06/17/14	8
	06/10/14	06/18/14	8
	06/11/14	06/19/14	8
	06/12/14	06/20/14	8
	06/13/14	06/23/14	10
	09/17/14	09/25/14	8
	09/18/14	09/26/14	8
	09/19/14	09/29/14	10
	09/22/14	09/30/14	8
	09/23/14	10/01/14	8
	12/09/14	12/17/14	8
	12/10/14	12/18/14	8
	12/11/14	12/19/14	8
	12/12/14	12/22/14	10
	12/15/14	12/23/14	8
	12/18/14	12/29/14	11
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
	12/14/14	01/05/15	12
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
	12/31/14	01/08/15	8

Spain	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8

Sweden	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10

Switzerland	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/05/14	13
	12/29/14	01/06/14	8
	12/30/14	01/07/14	8

Taiwan	01/24/14	02/05/14	12
	01/27/14	02/06/14	10

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV)”.

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security the Fund must use such security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which are approved by the Board of Trustees.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes”.

Dividends from net investment income are declared and paid at least quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes”.

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Tax Treatment of the Fund

The Fund, as well as any future series of the Trust, is treated as a separate corporate entity under the Code, and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies.  Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

The Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

There is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  There is also a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, a remedy of a failure of the source-of-income requirement exists, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gains net income (excess of realized capital gains over realized capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gains net income prior to the end of each calendar year to avoid liability for this excise tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (28% for 2013) of taxable dividends or gross proceeds realized upon a sale to shareholders who: (i) have failed to provide a correct tax identification number in the manner required, (ii) are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or (iv) are “exempt recipients”.

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

In general, the Fund accepts only U.S. shareholders.  However, dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income and distributions of capital gains will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.]

Tax Treatment of Fund Shareholders

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Fund’s SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid in cash or reinvested in additional Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities by the Fund, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

Registered investment companies must report cost basis information to the IRS on Form 1099-B for any sale of fund shares acquired after January 1, 2012 (“Covered Shares”). Registered investment companies must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the investment company industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are registered investment company shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered registered investment company shares. Non-covered shares will be redeemed first.

As with all investment companies, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of the Fund shares are treated appropriately on their income tax returns.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals.  For tax years beginning after December 31, 2002, the long-term capital gains rate for individual taxpayers at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000.

All or a portion of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate: (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gains dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Under sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA”, foreign financial institutions (which include hedge funds, private equity funds, registered investment companies, securitization vehicles and any other investment vehicles regardless of their size)  and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.  Prospective investors should consult with their own tax advisors regarding these new provisions.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

Shareholder inquiries may be made by writing to the Trust, c/o Etfis Capital LLC, 317 Madison Avenue, Suite 920, New York, NY 10017.

FINANCIAL STATEMENTS

The financial statements of the Fund as of December 20, 2013, which have been audited by BBD, LLP, are set forth on the following pages.

ETFis Series Trust I

Manna Core Equity Enhanced Dividend Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 20, 2013

Assets:
Cash	$100,000
Total Assets	100,000

Liabilities:
0
Total Liabilities	0

Net assets applicable to 4,000 shares outstanding 1	$100,000
Net asset value per share outstanding ($100,000 divided by 4,000 shares outstanding)	$25.00

See accompanying Notes to Financial Statement.

1 The Trust has authorized capital of an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.

ETFis Series Trust I

Manna Core Equity Enhanced Dividend Income Fund

NOTES TO FINANCIAL STATEMENT

Note 1:  Organization

ETFis Series Trust I (the “Trust”) is a newly organized, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Trust is organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated September 20, 2012 (as amended September 16, 2013).Manna Core Equity Enhanced Dividend Income (the “Fund”) is a separate investment portfolio of the Trust.  The Fund’s investment objective is to seek long-term capital appreciation and income primarily through purchases and sales of U.S. and international equity securities.

The Fund has had no operations as of December 20,2013 other than matters relating to its organization and registration as anopen-end management investment company under the 1940 Act, and the sale and issuance to Etfis Capital LLC (the “Adviser”),4,000 shares of the Fund at an aggregate purchase price of $100,000.

Note 2:  Summary of Significant Accounting Policies

Use of Estimates and Indemnifications

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve as this would involve future claims against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Cash

Cash includes non-interest bearing non-restricted cash with one financial institution.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent the Fund distributes substantially all of its net investment income and capital gains to shareholders.

Note 3:  Investment Management Agreement

The Fund and the Adviser, as of August 27, 2013, entered into an Advisory Agreement, under the terms of which the Adviserwill have overall responsibility for the general management and administration of the Fund.  The Fund pays the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 0.075% of the average daily net assets of the Fund.

The Sub-Adviser is Manna ETFs Management LLC (the “Sub- Adviser”).The Fund and the Sub- Adviser, as of August 27, 2013, entered into a Sub-Advisory Agreement, under the terms of which the Sub-Adviser provides investment advisory services and certain operational services to the Fund.  The Sub-Adviser manages the Fund’s investments, subject to the authority of the Adviser and the Board of Trustees of the Fund.The Fund pays the Sub-Adviser as compensation under the Sub-Advisory Agreement an annual fee in the amount of 0.775% of the average daily net assets of the Fund.  In consideration of the unitary management fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all expenses of the Fund, except brokerage and other transaction expenses; taxes; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; extraordinary legal fees or expenses, such as those for litigation or arbitration; and the advisory fee payable to the Adviser hereunder.

Note 4:  Administrator, Transfer Agent, Custodian and Distributor

The Bank of New York Mellon serves as administrator of the Fund, custodian of the Fund’s assets, and transfer agent and dividend paying agent of the Fund.

ETF Distributors, Inc. serves as the distributor of the Fund.

Note 5:  Organization and Offering Costs

The Sub-Adviser has agreed to pay all organizational and offering costs of the Fund.

Note 6:  Subsequent Events

Management has evaluated events and transactions occurring through the date of filing this financial statement.  Such evaluations resulted in no adjustments to the accompanying financial statements.

To the Board of Trustees and
the Shareholder of ETFis Series Trust I

We have audited the accompanying statement of assets and liabilities of Manna Core Equity Enhanced Dividend Income Fund (“the Fund”), a series of shares of beneficial interest of the ETFis Series Trust I, as of December 20, 2013. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 20, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 24, 2013

APPENDIX A

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

1.         Purpose; Delegation.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of ETFis Series Trust I (the “Trust”).  The board of trustees of the Trust (the “Board”) believes that each Fund’s Sub-Adviser is in the best position to make individual voting decisions for such Fund.  Therefore, subject to the oversight of the Board, each Fund’s Sub-Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.         Definitions

(a)     Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)     Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Sub-Advisers to each Fund (each, a “Sub-Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies.  Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares.  The beneficial owner of these shares is a registered investment company.”

4.         Policy for Voting Proxies Related to Other Portfolio Securities.

(a)     Fiduciary Considerations.  Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)     Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.  The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.     Conflicts of Interest.  The Trust recognizes that under certain circumstances a Sub-Adviser may have a conflict of interest in voting proxies on behalf of a Fund.  Such circumstances may include, but are not limited to, situations where a Sub-Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Sub-Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Sub-Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Sub-Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager.  With respect to securities other than ETFs or other investment companies, the Sub-Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Sub-Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Sub-Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Board and the Sub-Adviser shall follow the instructions of the Board or (ii) the Sub-Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Board. The proxy manager shall keep a record of all materiality decisions and report them to the Board on an annual basis.

6.     Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.     Proxy Manager Approval.  Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.     Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Each Sub-Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.     Form N-PX.  A record of each proxy vote will be entered on Form N-PX.   A copy of each Form N-PX will be signed by the President of the Trust.  The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30.  The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request at (212) 593-4383 (collect) and is also available on the SEC’s Website at www.sec.gov.

10.    Sub-Advisers’ Voting Procedures.  The Trust acknowledges that the Sub-Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that a Sub-Adviser’s policies and procedures are consistent with these Policies and Procedures, the Sub-Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Sub-Adviser.  However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Sub-Adviser’s policies and procedures.

MANNA ETFS MANAGEMENT, LLC

PROXY VOTING POLICY

Introduction

Manna ETFs Management, LLC ("Manna") has adopted this Proxy Voting Policy ("Policy") pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), Rule 3 Ob 1-4 under the Investment Company Act of 1940, as amended, and other fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser's proxy voting duty and to ensure that proxies are voted in the best interests of Manna's client(s).

Statement of Policy

It is Manna's policy, where proxy voting authority has been delegated to Manna by client(s), that all proxies are voted in the best interest of the client without regard to the interests of Manna or other related parties. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Manna that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

Procedures

Subject to the procedures set forth below, Manna's portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

Use of Third Party Proxy Service

In connection with its responsibilities expressed herein, Manna has examined third-party services to assist it in researching and voting proxies and development of proxy voting guidelines. Manna may utilize an unaffiliated third party proxy research and voting service, [Institutional Shareholder Services Inc.] ("Service Provider"), to assist it in this regard. Service Provider helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. Manna will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by Service Provider. Service Provider will research each proxy and provide a recommendation to Manna as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. Service Provider will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

Review of Recommendations

Manna’s portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any Service Provider voting recommendation ("Recommendation"). Consequently, the portfolio manager or other appointed staff is responsible for understanding and reviewing how proxies are voted for their client(s), taking into account the Policy, the Guidelines and the best interest of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interests of the client(s). Manna will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, as further discussed below. Manna may choose not to vote proxies under the following circumstances:

•           if the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

•           if the cost of voting the proxy outweighs the possible benefit; or

•           if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent Manna ETFs from exercising its voting authority.

Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must memorialize the determination by filling out a Proxy Vote Override Form, attached as Attachment A (or other document containing substantially the same information) and submit it to the chief compliance officer ("CCO") for determination as to whether a potential material conflict of interest exists between Manna and the client on whose behalf the proxy is to be voted ("Material Conflict"). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where Manna is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where Manna or an affiliated person of the Manna also:

•           manages the issuer's or proponent's pension plan;

•           administers the issuer's or proponent's employee benefit plan;

•	provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•           manages money for an employee group.

Additional Material Conflicts may exist if an executive of Manna or its control affiliates is a close relative of, or has a personal or business relationship with:

Reports will be available for each twelve month period from July 1 to June 30 of the following year. The report will generally contain the following information:

•           the name of the issuer of the security;

•           the security's exchange ticker symbol;

•           the security's CUSIP number;

•           the shareholder meeting date;

•           a brief identification of the matter voted on;

•           whether the matter was proposed by the issuer or by a security holder;

•           whether Manna cast its vote on the matter;

•           how Manna voted; and

•           whether Manna voted for or against management.

Investment Company Disclosures

For each investment company Manna manages, Manna will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX no later than August 31 of each year. Manna will also ensure that each such fund states in its Statement of Additional Information ("SAI") and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available through the fund's website and on the U.S. Securities and Exchange Commission ("SEC") website.

Manna will ensure that proper disclosure is made in each fund's SAT describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities. Manna will further ensure that the annual and semiannual report to for each fund states that a description of the fund's proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund's website; and (3) on the SEC's website.

Recordkeeping

Either Manna or Service Provider, or both, as indicated below, will maintain the following records:

•	a copy of the Policy and Guidelines (both);

•	a copy of each proxy statement received by Manna regarding client securities (Service Provider);

•	whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

Manna may not abstain from voting any such proxy for the purpose of avoiding conflict.

In the event Service Provider itself has a conflict and thus, is unable to provide a recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. The CCO will review the form and if it determines that there is no potential Material Conflict, the portfolio manager may instruct Service Provider to vote the proxy issue as he/she detennines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, it will make a determination based on a consideration of the factors noted above.

Lending

Manna will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

Compliance Monitoring

Monitoring of Overrides

The CCO will periodically review Service Provider reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

CCO Reporting to Board

Each quarter, the CCO will report to the Board all proxy votes involving the Fund in which Manna has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential Material Conflict and participation of the CCO.

Annually, CCO will provide the Board with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the Fund (e.g., votes against management), and any votes presenting Material Conflicts.

Client Reporting

Disclosure to Advisory Clients

Manna will provide a copy of this Policy and the Guidelines upon request from a client In addition, Manna will provide any client who makes a written or verbal request with a copy of a report disclosing how Manna voted securities held in that client's portfolio

Exhibit A

Portfolio Manager Requesting Override:

Security Issuer and Ticker:

Cusip:

Number of Shares held:

Percentage of outstanding:

Shareholder Meeting Date:

Deadline for Proxy:

Description of the matter on the Proxy:

Proposal Type (management or shareholder):

Issuer’s recommendation:

Service Provider’s recommendation:

Portfolio Manager’s recommendation:

Reason for Override:

List and describe ALL relationships between Manna and the issuer, affiliates of the issuer, proponents of the proxy proposal and entities that have attempted to influence Manna’s decision:

PART C

OTHER INFORMATION

ETFis Series Trust I

Item 28. Exhibits

(a)	(1) Certificate of Trust of ETFis Series Trust I dated September 20, 2012*
(2) Declaration of Trust of ETFis Series Trust I dated September 20, 2012*
(3) Certificate of Amendment to Certificate of Trust dated September 19, 2013
(b)	Bylaws of ETFis Series Trust I*
(c)	Not Applicable.
(d)	(1) Investment Advisory Agreement between ETFis Series Trust I and Etfis Capital LLC
(2) Investment Sub-Advisory Agreement between ETFis Series Trust I and Manna ETFs Management LLC
(e)	Form of Distribution Agreement between ETFis Series Trust I and ETF Distributors LLC
(f)	Not Applicable.
(g)	Form of Custody Agreement between ETFis Series Trust I and The Bank of New York Mellon
(h)	(1) Form of Fund Administration and Accounting Agreement between the ETFis Series Trust I and The Bank of New York Mellon
(2) Form of Transfer Agency and Service Agreement between ETFis Series Trust I and The Bank of New York Mellon
(3) Form of Authorized Participant Agreement between ETF Distributors LLC, The Bank of New York Mellon and Authorized Participants
(4) Form of Administration Services Agreement between ETFis Series Trust I and ETF Issuer Solutions, Inc.
(i)	Legal Opinion of Kilpatrick Townsend & Stockton LLP
(j)	Consent of Independent Registered Public Accounting Firm
(k)	Not applicable.
(l)	Form of Initial Share Purchase Agreement
(m)	Form of Distribution and Service Plan
(n)	Not applicable.
(o)	Reserved.
(p)	Code of Ethics of ETFis Series Trust I, ETF Distributors LLC and Etfis Capital LLC

*	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed April 2, 2013 (File No. 333-187688).

Item 29. Persons Controlled By or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.

Reference is made to Article IX of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (sometimes referred to as the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust; are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

The description of the Adviser and Sub-Adviser is found under the captions “Management of the Fund - Investment Adviser” and “Management of the Fund - Investment Sub-Adviser” in the Prospectus and under the captions “Management Services - Adviser” and “Management Services - Sub-Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Advisers provide investment advisory services to other persons or entities other than the registrant.  The information as to the directors and officers of the Etfis Capital LLC set forth in the Etfis Capital LLC’s Form ADV filed with the SEC (Reference No. 801-78585), and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters

(a)     ETF Distributors LLC acts as the distributor for the Registrant and the following investment companies: Recon Capital NASDAQ 100 Covered Call ETF (Ticker: QYLD) and Sage Quant Low Volatility and Dividend Fund (Ticker: SQLV).

(b)     To the best of Registrant’s knowledge, the directors and officers of the Distributor are as follows:

Name*	Positions with the Distributor	Positions with Trust
William J. Smalley	Managing Principal	President, Chief Executive Officer, Secretary
Matthew B. Brown	Chief Compliance Officer	Chief Compliance Officer
Edward Samson	Financial Operations Principal	n/a

*   The principal business address for each of the above directors and executive officers is: 317 Madison Avenue, Suite 920, New York, NY 10017.

(c)     During the Registrant’s most recent fiscal year, the Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following locations:

Etfis Capital LLC
317 Madison Avenue, Suite 920
New York, NY 10017

The Bank of New York Mellon
One Wall Street
New York, NY 10286

ETF Distributors LLC
317 Madison Avenue, Suite 920
New York, NY 10017

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 24th day of December, 2013.

ETFIS SERIES TRUST I
(Registrant)

By:	/s/William J. Smalley
William J. Smalley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person(s) in the capacities and on the date(s) indicated.

Name		Title	Date

/s/	William J. Smalley	Trustee, President	December 24, 2013
	William J. Smalley	(Principal Executive Officer)

/s/	Brinton Frith	Treasurer	December 24, 2013
	Brinton Frith	(Principal Financial Officer)

Exhibit Index

(a)	(3)	Certificate of Amendment to Certificate of Trust dated September 19, 2013
(d)	(1)	Investment Advisory Agreement between ETFis Series Trust I and Etfis Capital LLC
	(2)	Investment Sub-Advisory Agreement between ETFis Series Trust I and Manna ETFs Management LLC
(e)	Form of Distribution Agreement between ETFis Series Trust I and ETF Distributors LLC
(g)	Form of Custody Agreement between the ETFis Series Trust I and The Bank of New York Mellon
(h)	(1)	Form of Fund Administration and Accounting Agreement between ETFis Series Trust I and The Bank of New York Mellon
	(2)	Form of Transfer Agency and Service Agreement between ETFis Series Trust I and The Bank of New York Mellon
	(3)	Form of Authorized Participant Agreement between ETF Distributors LLC, The Bank of New York Mellon and Authorized Participants
	(4)	Form of Administration Services Agreement between ETFis Series Trust I and ETF Issuer Solutions, Inc.
(i)	Legal Opinion of Kilpatrick Townsend & Stockton LLP
(j)	Consent of Independent Registered Public Accounting Firm
(l)	Form of Initial Share Purchase Agreement
(m)	Form of Distribution and Service Plan
(p)	Code of Ethics of ETFis Series Trust I, ETF Distributors LLC and Etfis Capital LLC